UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025 (March 12, 2025)

SHOE CARNIVAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	0-21360	35-1736614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street Evansville, Indiana		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 867-4034

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SCVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2025, the Compensation Committee of the Board of Directors of Shoe Carnival, Inc. (the “Company”) established the performance criteria and targets for the fiscal 2025 bonus payable in fiscal 2026 under the Company’s Executive Incentive Compensation Plan. The performance criterion is operating income, calculated in accordance with U.S. generally accepted accounting principles (“Operating Income”). Subjective factors based on an executive officer’s individual performance can reduce an executive officer’s bonus. Performance below the threshold level would result in no payout, performance at the threshold level of performance would result in a payout at 25% of the executive officer’s target bonus amount and performance at the maximum level of performance would result in a payout at 175% of the executive officer’s target bonus amount, with payout for performance between threshold and target and between target and maximum Operating Income interpolated.

The following table sets forth the percentage of salary the Company’s executive officers could earn based upon the attainment of the various levels of Operating Income:

	Percentage of Annual Salary
Name	Threshold	Target	Maximum
Mark J. Worden	31.25%	125.00%	218.75%
Patrick C. Edwards	18.75%	75.00%	131.25%
Marc A. Chilton	21.25%	85.00%	148.75%

J. Wayne Weaver, Chairman of the Company’s Board of Directors and an executive officer, and Clifton E. Sifford, Vice Chairman of the Board and an executive officer, will not participate in the Executive Incentive Compensation Plan in fiscal 2025. Carl N. Scibetta, the Company’s Senior Executive Vice President, Chief Merchandising Officer, also will not participate in the Executive Incentive Compensation Plan in fiscal 2025 in light of his retirement from the Company in April 2025.

Effective on April 6, 2025, Tanya E. Gordon will succeed Mr. Scibetta as the Company’s Executive Vice President – Chief Merchandising Officer and an executive officer of the Company. Ms. Gordon will be eligible to earn a bonus for fiscal 2025 payable under the Executive Incentive Compensation Plan as follows: 18.75% of her base salary at threshold performance, 75% at target performance and 131.25% at maximum performance.

On March 12, 2025, the Compensation Committee also granted service-based restricted stock units and performance stock units under the Amended and Restated 2017 Equity Incentive Plan (as amended and restated, the “2017 Equity Plan”) to the following executive officers:

Name	Target Number of Performance Stock Units Awarded	Service-Based Restricted Stock Units Awarded
Mark J. Worden	77,944	51,962
Patrick C. Edwards	11,449	7,633
Marc A. Chilton	19,898	13,265

In addition, Ms. Gordon was awarded 13,469 performance stock units and 8,980 service-based restricted stock units.

The performance stock units may be earned based on the Company’s net income per diluted share for fiscal 2025. The Compensation Committee established a range of goals at threshold, target and maximum levels for which 25% to 175% of the target number of performance stock units may be earned, with payout for performance between threshold and target and between target and maximum net income per diluted share interpolated. Performance below the threshold level would result in forfeiture of all of the performance stock units. Any earned performance stock units will vest in full on March 31, 2028, provided that the executive officer maintains continuous service with the Company through such date.

The service-based restricted stock units granted to the executive officers vest 50% on March 31, 2027 and 50% on March 31, 2028, provided that the executive officer maintains continuous service with the Company through such dates.

The restricted stock units and the performance stock units will be subject to the terms and conditions of the 2017 Equity Plan. The 2017 Equity Plan was previously filed as Exhibit 10.5 to the Quarterly Report on Form 10-Q filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 6, 2024.

The service-based restricted stock units will also be subject to the terms and conditions of the Company’s award agreement for service-based restricted stock units granted to executive officers under the 2017 Equity Plan (the “RSU Award Agreement”). The foregoing description of the RSU Award Agreement is intended only as a summary and is qualified in its entirety by reference to the form of RSU Award Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The performance stock units will also be subject to the terms and conditions of the Company’s 2025 award agreement for performance stock units granted to executive officers under the 2017 Equity Plan (the “PSU Award Agreement”). The foregoing description of the PSU Award Agreement is intended only as a summary and is qualified in its entirety by reference to the form of PSU Award Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibits
10.1	Form of 2025 Restricted Stock Unit Award Agreement under the Shoe Carnival, Inc. Amended and Restated 2017 Equity Incentive Plan (Executive Officers)
10.2	Form of 2025 Performance Stock Unit Award Agreement under the Shoe Carnival, Inc. Amended and Restated 2017 Equity Incentive Plan (Executive Officers)
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)
Date: March 17, 2025	By:	/s/ Patrick C. Edwards
Patrick C. Edwards
Senior Vice President
Chief Financial Officer, Treasurer and Secretary